Exhibit 10.1


              CERTIFICATION BY CEO AND CFO PURSUANT TO SECTION 906


April 11, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

The certification set forth below is being submitted to the Securities and Exchange Commission in connection with Syngenta AG's Annual Report on Form 20-F (the "Report") solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code.

Michael Pragnell, the Chief Executive Officer and Richard Steiblin, the Chief Financial Officer of Syngenta AG, each certifies that, to the best of his knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Syngenta AG.




                                     /S/ MICHAEL PRAGNELL
                                ----------------------------------
                                Name:  Michael Pragnell
                                Title: Chief Executive Officer



                                     /S/ RICHARD STEIBLIN
                                ----------------------------------
                                Name:  Richard Steiblin
                                Title: Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Syngenta AG and will be retained by Syngenta AG and furnished to the Securities and Exchange Commission or its staff upon request.


This certification is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section. This certification shall not (unless specifically provided otherwise by the Registrant) be incorporated by reference into any other filing by the Registrant under the Exchange Act or the Securities Act of 1933, as amended.